EX-10.1
EXECUTION VERSION

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of April 14, 2017, by and among UBIQUITI NETWORKS, INC., a Delaware corporation (the “Parent Borrower”) and UBIQUITI INTERNATIONAL HOLDING COMPANY LIMITED, an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Borrower” and, together with the Parent Borrower, the “Borrowers”), certain Subsidiaries of the Borrowers party hereto (the “Guarantors”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 3, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended a term loan to the Parent Borrower and a revolving credit facility to the Borrowers.

The Borrowers have requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed, to increase the Revolving Credit Commitments and amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).

2.           Consent; Additional Revolving Credit Commitments.

(a)           Subject to the terms and conditions set forth herein, each of the Lenders party to this Amendment (which collectively constitute the Required Lenders under the Credit Agreement) hereby consents to the amendments set forth herein and to the increase of the Revolving Credit Commitments as set forth herein.

(b)           Subject to the terms and conditions set forth herein, each Revolving Credit Lender party hereto severally agrees to increase its Revolving Credit Commitments in the principal amount set forth opposite such Revolving Credit Lender’s name on Schedule 1.1(a), as amended pursuant to this Amendment.

3.           Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto agree that the Credit Agreement is amended as follows:

(a) the following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read in their entirety as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.

“First Amendment” means the First Amendment to this Agreement, dated as of the First Amendment Effective Date, by and among the Borrowers, the Guarantors, the Lenders and the Administrative Agent.

“First Amendment Effective Date” means April 14, 2017.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) the definition of “Defaulting Lender” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “or” immediately after clause (d)(i) of such definition and adding the following new clause (d)(iii) after the end of clause (d)(ii) therein:

“or (iii) become the subject of a Bail-In Action”

(c) the definition of “Federal Funds Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the following language from such definition:

“arranged by federal funds brokers on such day (or, if such day is not a Business Day, for the immediately preceding Business Day)”

(d) the definition of “Interest Period” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting “six (6)” and inserting “ten (10)” in lieu thereof in clause (e) of such definition.

(e) the definition of “LIBOR” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“LIBOR” means,

(a) for any interest rate calculation with respect to a LIBOR Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period as published by the ICE Benchmark Administration Limited, a United Kingdom company, at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period. If, for any reason, such rate is not so published, then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period, and

(b) for any interest rate calculation with respect to a Base Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for an Interest Period equal to one month (commencing on the date of determination of such interest rate) as published by the ICE Benchmark Administration Limited, a United Kingdom company, at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate is not so published, then “LIBOR” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination.

Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error. To the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied to the then applicable Interest Period in a manner consistent with market practice as reasonably determined by the Administrative Agent.”

(f) the definition of “Revolving Credit Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the reference therein to “Section 2.7” with “Section 2.7 and the First Amendment” and (ii) replacing the last two sentences of such definition in their entirety with the following:

“The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the First Amendment Effective Date shall be $300,000,000. The Revolving Credit Commitment of each Revolving Credit Lender as of the First Amendment Effective Date is set forth opposite the name of such Revolving Credit Lender on Schedule 1.1(a).”

(g) the definition of “Revolving Credit Commitment Percentage” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the last sentence of such definition in its entirety with the following sentence:

“The Revolving Credit Commitment of each Revolving Credit Lender as of the First Amendment Effective Date is set forth opposite the name of such Revolving Credit Lender on Schedule 1.1(a).”

(h) the definition of “Revolving Credit Facility” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference therein to “Section 2.7” with “Section 2.7 or pursuant to the First Amendment”.

(i) Section 2.7(a) of the Credit Agreement is hereby amended by replacing clause (A) of the proviso of such clause with the following:

“(A) the aggregate principal amount for all such Incremental Increases incurred after the First Amendment Effective Date shall not exceed $50,000,000”

(j) Section 4.14 of the Credit Agreement is hereby amended by deleting the last sentence of clause (a)(iv) thereof and replacing it with the following:

“Subject to Section 11.26, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

(k) Section 8.13(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)           Minimum Liquidity. At any time, permit Liquidity to be less than (i) $225,000,000 prior to the First Amendment Effective Date and (ii) $250,000,000 on and after the First Amendment Effective Date.”

(l) Article XI of the Credit Agreement is hereby amended by adding the following new Section 11.26 thereto and in connection therewith the table of contents shall be amended to include a reference to “Section 11.26 Acknowledgement and Consent to Bail-In of EEA Financial Institutions”:

“SECTION 11.26     Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)            the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)            the effects of any Bail-in Action on any such liability, including, if applicable:

(i)           a reduction in full or in part or cancellation of any such liability;

(ii)            a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)           the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

(m) Schedule 1.1(a) to the Credit Agreement is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as set forth on Annex A attached hereto.

4.           Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a) the Administrative Agent’s receipt of the following, each properly executed by a Responsible Officer of the signing Credit Party and each in form and substance reasonably satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by each of the Credit Parties, the Administrative Agent, each Lender agreeing to increase its Revolving Credit Commitment hereunder and the Required Lenders;

(ii) a restated Revolving Credit Note executed by the Borrowers in favor of each Lender that has requested a Revolving Credit Note;

(iii) a certificate of a Responsible Officer of each Borrower certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Borrower have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Borrower have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, (C) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment and (D) attached thereto is a true, correct and complete copy of such certificates of good standing from the applicable secretary of state of the state of incorporation, organization or formation (or equivalent), as applicable, of each Borrower;

(iv) legal opinions from counsel to the Borrowers with respect to the Loan Documents as amended, modified and reaffirmed by this Amendment; and

(v) the results of a Lien search made against each Borrower, in each case under the Uniform Commercial Code as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Borrower, indicating among other things that the assets of each such Borrower are free and clear of any Lien (except for Permitted Liens);

(b) no Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to this Amendment; and

(c) the Borrowers shall have paid all fees and expenses as separately agreed to in connection with this Amendment, including without limitation, (i) those set forth in the Engagement Letter dated as of March 24, 2017 between the Parent Borrower and Wells Fargo Securities, LLC and (ii) all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent).

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.

5.           Reallocation of Revolving Credit Commitments and Revolving Credit Exposure. The parties hereto agree that the Administrative Agent shall reallocate the Revolving Credit Loans and other Revolving Credit Exposure in accordance with the updated Revolving Credit Commitment Percentages as of the First Amendment Effective Date and the Revolving Credit Lenders agree to make all payments and adjustments necessary to effect such reallocation. The Lenders party hereto agree to waive any costs required to be paid by the Borrowers pursuant to Section 4.9 of the Credit Agreement in connection with such reallocation.

6.           Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

7.           Representations and Warranties. Each Borrower and each Guarantor represents and warrants that (a) it has the corporate or other equivalent power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other equivalent action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by such Credit Party in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or would result after giving effect to this Amendment and the transactions contemplated hereby.

8.           Acknowledgement and Reaffirmation. By their execution hereof, each Borrower and each Guarantor hereby expressly (a) consents to this Amendment, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which such Borrower or such Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) ratifies and reaffirms any guarantee and grant of security interests and Liens on any of their respective Collateral pursuant to any Loan Document as security for or otherwise guaranteeing the Obligations under or with respect to the Loan Documents and confirm and agree that such security interests and Liens are in all respects continuing and in full force and effect and shall continue to secure all of the Obligations under the Loan Documents (after giving effect to this Amendment).

9.              Costs, Expenses and Taxes. The Borrowers agree to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

10.            Execution in Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile, telecopy, pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

11.           Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

12.            Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.

13.            Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

14.            Syndication Agent. In connection with this Amendment and the Credit Agreement on and after the date hereof, and subject to Section 10.8 of the Credit Agreement, HSBC Bank USA, National Association shall serve as Syndication Agent.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

Borrowers:

UBIQUITI NETWORKS, INC., as Parent Borrower

By: /s/ Hartley Nisenbaum
Name: Hartley Nisenbaum
Title: Interim CFO; EVP Operations and Legal Affairs; Secretary

UBIQUITI INTERNATIONAL HOLDING COMPANY LIMITED, as Cayman Borrower

By: /s/ Robert J. Pera
Name: Robert J. Pera
Title: Director

Guarantors:

UBIQUITI CAYMAN LIMITED,
as Guarantor

By: /s/ Robert J. Pera
Name: Robert J. Pera
Title: Director

UBIQUITI NETWORKS INTERNATIONAL LIMITED, as Guarantor

By: /s/ Robert J. Pera
Name: Robert J. Pera
Title: Director

UBIQUITI ENERGY, LLC, as Guarantor

By: Ubiquiti Networks, Inc., its manager
By: /s/ Hartley Nisenbaum
Name: Hartley Nisenbaum
Title: Interim CFO; EVP Operations and Legal Affairs; Secretary

Administrative Agent and Lenders:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By: /s/ Richard Toft
Name: Richard Toft
Title: AVP, Relationship Manager

Ubiquiti Networks, Inc.
First Amendment to Amended and Restated Credit Agreement
Signature Page

U.S. Bank National Association consents to the amendments set forth in this Amendment and is not increasing its Revolving Credit Commitment, which shall remain unchanged after giving effect to this Amendment

U.S. BANK NATIONAL ASSOCIATION, as Lender

By: /s/ Matt S. Scullin
Name: Matt S. Scullin
Title: Vice President

Ubiquiti Networks, Inc.
First Amendment to Amended and Restated Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION,
as Lender

By: /s/ Radmila Stolle
Name: Radmila Stolle
Title: VP, Global Relationship Manager

Ubiquiti Networks, Inc.
First Amendment to Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as Lender

By: /s/ Varun Gupta
Name: Varun Gupta
Title: SVP Relationship Manager

Ubiquiti Networks, Inc.
First Amendment to Amended and Restated Credit Agreement
Signature Page

SUNTRUST BANK, as Lender

By: /s/ Lisa Garling
Name: Lisa Garling
Title: Director

Ubiquiti Networks, Inc.
First Amendment to Amended and Restated Credit Agreement
Signature Page